UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/11

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2011

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 20, 2012

Dear Fellow Shareholder:

We are pleased to present the Annual Report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ended December 31, 2011. The Fund, which began operations in Mid-January 2010, has long-term capital appreciation as its primary objective and income as a secondary objective.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

The Fund’s total return based on net asset value (“NAV”) was -0.38% since inception, assuming reinvestment of dividends. The S&P 500 Total Return Index gained 7.51% during the same period. The Fund’s return might have been considerably higher if we were not as risk averse throughout the period and had we not been mired in a few value traps.

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until April 30, 2012, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.19%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

For 2011, the Fund maintained higher than normal cash and equivalents in money funds denominated in U.S. dollars because Fund management felt that Federal Reserve and other central bank interventions in markets could have catastrophic consequences at any time. What we didn’t appreciate were the lengths that governments would go to in order to perpetuate their failures. Global economies depend on confidence, trust, sound banking fundamentals, and truth – all of which were, to a great degree, lacking in much of the developed world. To paraphrase the famous George and Ira Gershwin song, “How long has this be going on?” is anybody’s guess.

How long has this been goin' on ?
How long has this been goin' on ?

Well your friends with their fancy persuasions
Can't admit that it's part of the scene
But I can't help but have my suspicions
'Cause I ain't quite as dumb as I seem

And you said you were never intendin'
To break up our secret this way
But there ain't any use in pretendin'
It could happen to us any day

How long has this been goin' on ?1

Our performance was affected by thinking that confidence games played by confidence men could not be played forever. The big surprise in 2011 was that the U.S. equity markets recovered in the fourth quarter and did better than we expected.

Nowhere was economic fragility more evident than in Europe. Many countries have run up sovereign debts greater than their gross domestic product. Much of that debt is owed to banks that created private sector loans based on the belief that their sovereign bonds would perform. In 2011 the banks recognized that they hold credits of dubious quality, but stubbornly resisted taking losses. Since the adoption of a single currency (the Euro), single country devaluations, which formerly served as a clearing mechanism, have become nearly impossible without widespread pain. The banks need liquidity while attempting to unwind their excessive debts. Since their equity values have plummeted, they resist raising additional equity capital to shore up their balance sheets. Before they will be willing to make new loans, they need to address their existing portfolios. This debt spiral is highly deflationary, and yet, equity markets in 2011, while stirred, were not shaken.

A deflation-ridden financial world is both fragile and unhealthy. Strong nations in the European Union are asked to rescue the weak members. Most assuredly, they would not do so unless they learned that their banks, with a weakened immune system, have caught the same disease, and that, if left unattended, would produce more contagion. So what is the recommended treatment? Starve the fever with localized austerity measures and feed the cold by flooding the system with more debt.

We ask ourselves, “Why are central banks creating an environment where greater risk taking is encouraged?” The Federal Reserve believes that by creating an accommodative low interest environment we can beat back deflation. They pretend that somehow our financial institutions are immune to contagion for; after all, we have the vaccine of fiat money printing as long as the U.S. dollar remains the reserve currency of the world.

The Fed claims this has worked for us, so far, so why shouldn’t it work for Europe? In the meantime, if they can keep interest rates at historic lows for a prolonged period, they hope to buy time until the banks in the U.S. and Europe recover. While many see this as a liquidity driven crisis, we see it as an issue of solvency. We think it is folly to think that you can repair overleveraged, under-achieving nations by letting them borrow more.

1 http://www.lyricsmode.com/lyrics/a/ace/#share (accessed February 13, 2012)

In the latter half of 2011, the world held its breath, waiting for some resolution to problems in Greece, Portugal, Spain and Italy. It seemed like every day for months the U.S. equity markets reflected drama. It was hard to tell whether we were watching a comedy, a tragedy or both.

Given the importance and significance to Europe and the rest of the world, we felt it was only prudent to stay focused on reducing risk in the short-term, while seeking longer term opportunities based on our value orientation.

In other parts of the world, not surprisingly, money creation out of thin air leads to inflation in emerging nations, particularly those in Asia, notably China, as well as Brazil and Russia. Each is dealing with inflation in different ways – credit has become tight, trade restrictions have been imposed on imports, and capital controls have been legislated.

It is little wonder that equity returns in China continue to increase while China, also based on a leveraged growth strategy, slowed down their purchases of U.S. Treasury debt. When the Federal Reserve creates debt at the same time that our nation runs a massive fiscal deficit, entities need to show up at our government’s periodic debt auctions. In the recent past, auctions of U.S. government securities have relied increasingly on foreign purchasers – most notably the Chinese. The interest paid on the debt, until recently, offset any possible deterioration of the principal. With massive issuance of debt, confidence has been shaken in our long-term ability to honor those obligations without printing our way out of the problem. Foreign purchasers have begun to figure this game out. We purchase their goods and services and run trade deficits and, in exchange, they take back a growing mountain of debt that pays them an insufficient amount of real interest to compensate for the risk. When the Federal Reserve decided that it had to intervene with further stimulus, much to the Fed’s dismay, longer term interest rates began to rise to reflect the reality that the U.S. is exporting inflation. The response from our trading partners initially was money tightening. Their next response, though, has been to demand greater fiscal responsibility and higher interest rates. Higher rates can choke off the fragile U.S. recovery and dampen returns in global markets. For the time being, the Fed’s quantitative easing program has succeeded in convincing U.S. treasury investors to move off the sidelines into the equity markets. The Fed claims that they have the situation under control. The orchestrated policy that has made investments in the U.S. equity market appear to be more attractive on a relative basis is, in our opinion, responsible for a large part of the improved price level of the U.S. equity markets in the last two months of 2011.

PORTFOLIO OVERVIEW

Throughout 2011, we remained skeptical that accommodative monetary policy would counteract deflationary forces. However with the expenditure of over $2 trillion some cyclical recovery did in fact take place, not enough to impact the structural problems, but enough to create some impetus to the U.S. economy. When you create new debt to add to old debt at a faster rate than the growth in GDP, theorists tell us that there should be acceleration in economic output until the outstanding debt exceeds the GDP. In the U.S., we have reached debt equal to the annual GDP. At best, the real GDP growth will remain tepid and unemployment stubbornly high.

With that in mind, we invested in a diversified way with what we believed represented a margin of safety. For value investors, seeking long-term capital gains, 2011 was not rewarding. While income remains a secondary objective, we spent significant effort on looking to dividends and other forms of income in 2011. U.S. bond investments, thanks to the Fed’s low-interest-rate policy became, for all practical purposes, a virtually un-investible asset class. The challenge in allocating assets was to choose between a risk asset purchased at an extended price and the safety of a 10-year Treasury bill. High yielding equities became the preferred asset class by default.  Our goal is to find equity assets that are unfairly valued. The price we pay for investing in companies that the market says are fairly valued is too high, hence, the attractiveness of the opportunity too low.

The only strategy that makes sense would be to find equities that have part of the expected total return come from cash flow that benefits patient holders with dividends and to a lesser extent share buybacks. Large mature multinational companies with dividend yields higher than the yield on a 10-year U.S. Treasury and higher than the prevailing inflation rate became our hunting ground in 2011 and we suspect will be in 2012.

Here are some of the risks associated with this strategy:

•

Settling for relative valuations and justifying the decision to invest based on comparisons with other companies, rationalizing an investment in a company with above average yield where weak fundamentals and/or balance sheet issues exist.

•

Using contrarian investing to justify placing less dependence on the margin of safety

•

Not recognizing that dividend policy is set by a Board of Directors and can be changed abruptly.

We can counter some of these risks by rotating out of companies whose dividend yields decline, hopefully because their share prices have moved up, and using the sale proceeds to buy similar securities of equal quality with higher yields.

In an attempt to achieve greater returns, we focus on companies in the portfolio where we can extract premium income from an option strategy where we sell call options on the underlying securities. We believe this process of “optionality” provides an attractive risk-reward opportunity.

PORTFOLIO ALLOCATION

At year-end, our assets were positioned to reflect our beliefs that the U.S. continues to show all the indications that we have a fragile economic system.  Monetary authorities who intentionally debase the currency, robbing savers and investors, accompanied by fiscally irresponsible government officials, aided and abetted by the corrupt actions of Wall Street bankers, is hardly a model for success. Lest you think we are talking about some banana republic, guess again. It is this realization that led to the Protest Movement being named Time Magazine’s Person of the Year.

Our approximate allocation as a percentage of assets was as follows:

•

Diversified Common and Preferred Equities

60%

•

Investment Companies 13%

•

Cash and Cash Equivalents 21%

•

Alternative Asset Classes including Options 6%

We ended the year with nearly 21% in cash and equivalents which in retrospect may have weighed down our overall performance. The tactical allocation to cash served us well for much of 2011, dampening volatility. We see cash availability as dry powder to offset risk and utilize it when opportunities present themselves.

We also anticipated that the market would be far more volatile than it turned out to be. We do not share Wall Street’s conventional belief that the global economy has recovered sufficiently to justify the price level of equities generally, particularly in the developed world (U.S. and Europe). As value investors, we maintain a cautious posture. We continue to emphasize tactical allocation to cash in spite of the lack of yield as a means to mitigate risk. During the year, we noted a need for caution during this heightened period of uncertainty. While we researched and analyzed numerous candidates for inclusion in the Fund, we did find some that had the attributes that we believe represent long-range value at acceptable prices.

In the second half of 2011, we found comfort in securities that produced earnings from mining precious metals, exploration and production of oil and natural gas, forest products, and paper.  We also focused on some well-known large capitalization companies whose shares were out of favor and some with dividend yields higher than long-term U.S. Treasuries. We also sought out companies that provide unique products or services with healthy balance sheets that, with expected earnings improvement, could appreciate. Investments in closed-end funds selling at discounts to their net asset values gave the portfolio diversification, both by sector and geography. Not surprisingly, there was also a yield component, which helped our overall net asset performance. While income is a secondary objective of the Fund, there is much to say about getting paid by the companies we have chosen, while we wait.

PORTFOLIO DISTRIBUTION

The Fund was able to pay a distribution from a combination of dividends and income, realized gains and option writing transactions. The Fund paid a $0.3917/share capital distribution on December 22, 2011 to shareholders of record on December 21, 2011. We make an attempt at neutralizing the tax impact of our distributions by offsetting realized gains whenever practical.

MARKET REVIEW

During 2011, our patience was tested and we approached investing with caution. We continued to believe that investors would behave rationally. We believed that interest rates on Treasuries would rise as the economy improved, existing bonds would lose principal value as the yield curve steepened and equities would only perform relatively well, if the nation dealt with its structural issues. As the months went on, the growing consensus was that the cyclical recovery was tepid at best.

Deflationary forces remained the primary focus of the Federal Reserve and the Treasury as they attempted to get the banks to lend and deal with unemployment. Deleveraging the massive debts of the past forty years takes time and weighs on the pace of economic recovery. Instead of a normal recovery, the Federal Reserve announced Operation Twist in an effort to maintain short-term interest rates at, effectively, zero. Real Estate values remained depressed, unemployment high, industrial capacity under utilized and demand suppressed.

Only after stating that this zero interest rate policy would go on through at least 2014 did the equity markets get the signal that the risk on trade would be rewarding. An era of the new asset bubble – the stock market was the place to be. The Federal Reserve would see to it – you need not know much more.

Fiscal 2011 was not the year that rewarded stock picking and safe haven assets with the exception of U.S. Treasuries and the dollar. Globalization based on expansion didn’t help investments in China, Brazil, and India, which fell substantially. Nowhere was this truer than observing the problems in Europe. Fortunately, when we saw how each sovereign nation was dealing with the problems common to them, we cut back on our commitment to the global scene.  While we believe that commitments to economies outside the U.S. will work out long-term, the short-term picture is blurred by excess debt and leverage, inflation expectations, capital controls and strained financial resources.

ISSUES AND CHALLENGES FOR 2012-2013

“More than any time in history mankind faces a crossroads. One path leads to despair and utter hopelessness, the other to total extinction. Let us pray that we have the wisdom to choose correctly.” (Woody Allen)  The near-term focus for 2012 will be on deflationary forces in the housing market and measures to improve employment. Lest we forget to mention it, the Obama administration wants four more years to bring about change in everyone’s lives. Keynesian economic policies are at odds with prioritization of debt reduction or reduced taxes, investment incentives and reduction of entitlements. The hope is that the direction of the country will be settled at the ballot box. Only one thing is near certain – the country will remain divided no matter what the outcome of the November elections.

As we attempt to wind down the nation’s engagement in two costly wars in the Mid-East, the budget deficit still exceeds $1.2 trillion dollars in fiscal 2012. These deficits will need to be financed.

Higher levels of debt are debilitating – diverting resources away from growth. If it were not enough, gross debt in excess of 100% of GDP is a near certainty. What is more troubling is the real debt when the present value of unfunded liabilities is put on the nation’s balance sheet. By some measures, the unfunded liabilities in Social Security and Medicare are at least four times current GDP and growing.

We believe this realization makes investments in U.S. government debt a fool’s game, currently making bonds a difficult asset class in which to invest. Franz Pick termed government bonds as legalized certificates of confiscation.

Faced with the grim reality that doing nothing is no longer a strategy, we believe that 2012 will be the first year on the road to sanity. Before we can stop the “MERRY-GO-ROUND” of more bailouts, more deferrals of decisions and more denials of misdeeds in the world of pretend and extend, we need leadership to recognize that the structural elements in our system are more in need of replacement rather than repair.

We believe 2012 is the year when you and we get to make choices between the perpetuation of failed policies and common sense. We believe that there are checks and balances on the promises that have been made and not honored. The focus will be on the sectors and companies that stand to benefit from elections of officials who choose reality over fantasy. For example, if we ever committed to an energy policy based on U.S. self-sufficiency, the Fund’s core investments could do well.

At this juncture, however, calling this coin flip while it is still in the air is dangerous. Rather, we need to pay attention to what the markets are telling us and less on the words of those that favor getting elected over getting things done – Politics over Progress.

Right now, the markets are telling us another round of stimulus is coming. The right response is to follow what the Federal Reserve has signaled. We have seen this movie before and know that it ends badly. That is not to say that trading inspired ideas won’t be pursued from time to time, but that is by no means to become our central focus. In the words of Chuck Prince, former CEO of Citi Group, “As long as the music is playing, you’ve got to get up and dance.” We all know what happened to Mr. Prince when the music stopped.

We believe that 2013 will be the year for action, shared sacrifice and recognition of the importance of the individual in society. If you believe as we do that the freedom we enjoy in this country is all about choice, then freedom we will have.

With less government interference, certain market sectors will do much better than others. This is the year we get to find out whether we are in a Constitutional Democracy, that the rule of law is backed by justice, or we tear up the Constitution and write a new one.

That observation is the lens through which we will gaze at each sector and investment candidate.  The ultimate question is whether we observe that our citizens will remain free to pursue their individual aspirations or become ever more dependent on government.

There is something about the American spirit which leaves us thinking that freedom will win out.  Call us cockeyed optimists as the song goes.

I have heard people rant and rave and bellow
That we're done and we might as well be dead,
But I'm only a cockeyed optimist
And I can't get it into my head.

I hear the human race
Is fallin' on its face
And hasn't very far to go,
But ev'ry whippoorwill
Is sellin' me a bill,
And tellin' me it just ain't so.

I could say life is just a bowl of Jello
And appear more intelligent and smart,
But I'm stuck like a dope
With a thing called hope,
And I can't get it out of my heart!
Not this heart...2

No, the world is not going to end on December 21, 2012 as predicted by the Mayan’s, but it is going to be different come 2013 and beyond.

OUTLOOK AND STRATEGY

A year ago, we wrote that there were two hearts beating inside of us. One that listens to rational economics instead of hype, spin and propaganda, and one that responds to market trends in an attempt to capitalize on events. In 2012, a presidential election year, we are listening attentively to the promises of a better tomorrow made by politicians, bankers, and corporate executives, many of whom are engaged in wishful thinking at best, and deception and duplicity at worst.  Seldom are promises made with the intent of making people feel good ever kept.

If we try to separate reality from the wishful portrayal of economic conditions better known as Government statistics we find inconsistencies – for example, inflation reports that ignore the rapid rise of core inflation in food and energy or unemployment statistics that do not include people who are no longer looking for jobs. It is entirely possible that these inconsistencies are intentional contrivances to make people feel better. It works for a time but eventually truth wins out. We believe that it is better to know the truth than to buy into the lie. We believe that the aftermath of deleveraging, initially, will unleash deflationary forces that are not easily overcome by monetary stimulus. The Federal Reserve holds a different view, i.e. that more debt needs to be created, price stability can be targeted, interest rates can remain low, and that deficits can be fought by changes in fiscal policy and Fed action. The markets have less and less confidence in orchestrated central bank initiatives and, as a result, economies in the developed world may not grow at above historic trend. We tend to listen to the markets rather than political pundits and muddled thinking optimists. It is times like these that turn skeptics into cynics. For the time being, we believe we will see a period where investor euphoria overtakes disillusionment. We have decided to continue our “go-slow” approach, because the economic environment lacks clarity and we mistrust the spin. Rather than take on risk, we have opted for a more balanced approach with, we hope, less portfolio volatility.

2 http://www.allmusicals.com/lyrics/southpacific/acockeyedoptimist.htm (accessed February 13, 2012)

In the coming months, we believe that our strategy to focus on companies with strong balance sheets, above-average discretionary cash flows, and an ability to pay dividends in a yield-starved world will provide the impetus to attract capital as investors gradually gravitate from the supposed safety of low interest Government bonds toward quality equities – particularly those in international markets. As such, we have identified and invested in a number of sectors that are indicative of our near and intermediate-term focus. Essentially, there are four principal areas and three central themes:

PRINCIPAL AREAS

•

Precious Metals and Hard Assets

•

Companies with Potential Yield for Downside Protection

•

Special Situations

•

Option Candidates

CENTRAL THEMES

Because we believe that central banks will continue to print money and governments will continue to run deficits, we expect to make investments as follows:

•

Individual companies that should benefit from inflation

•

Companies with abundant cash flows that pay dividends and/or conduct share buybacks

•

Companies experiencing turn around which are selling at distressed prices using value investing criteria.

Historically, certain areas have done well when currencies are being debased – precious metals, bullion backed trusts, and baskets of commodities. In the year ahead, we intend to build on these themes particularly in international businesses. We expect that natural resource assets will remain a focused concentration as well as manufacturing businesses rather than services.

We believe that one of the great appeals of a small non-diversified fund is the flexibility for management to take advantage of opportunities that come about because of market misperceptions or become available due to company specific issues. We feel one advantage of our Fund is the ability to use time-tested valuation methodologies across the board in reviewing companies of all sizes in all industries no matter where they operate geographically and to determine values against a benchmark or standard. This process is useful not only in researching issues for inclusion in the portfolio, but to monitor already existing portfolio holdings.

ADVOCACY AND ACTIVISM

In 2011, Fund management tried to bring about positive change in two distinct investments.

Eastman Kodak: (1.53% of total net assets at 12/31/2011) – The following efforts were conducted on your behalf:

•

Attendance at an Institutional Shareholder meeting questioning management’s plans to remain an independent entity

•

Letters to other institutional holders and the Board suggesting hiring of turn-around experts and pursuing outright sale of the company.

•

Proposal requesting a shareholder vote of Eastman Kodak’s use of anti-takeover tactics

•

Interviews with the financial media expressing views that the status quo could be impeding creation of shareholder value.

In spite of all these efforts, Kodak’s Board, in our opinion, was unresponsive. We feel that the effect of their failure to act quickly, decisively, and in the best interest of shareholders ultimately resulted in their declaration of bankruptcy on January 19, 2012.

The Fund suffered an unrealized loss of approximately 4% of its net assets as of December 31, 2011. We currently do not expect to sell this investment in 2012, because we feel that Kodak has a possibility to emerge from its Chapter XI reorganization as a stronger entity, particularly if part of its patent portfolio is monetized or its patent infringement lawsuits result in Kodak’s favor. While usually the common stock of the debtor corporation is made worthless in reorganization, Kodak may be among the exceptions. We are also hopeful that there could be a marked recovery on their 7% convertible bonds during reorganization.

What have we learned from this experience? If a company’s management is intransigent and ignores what appears to be common sense, all the best-intended activism in the world isn’t going to help. That doesn’t mean we give up on believing that activism can be rewarding.

Constellation Energy Partners (CEP):  (2.63% of total net assets at 12/31/2011)

Another area where activism was pursued is in a deep-value energy company, Constellation Energy Partners (CEP). Fund management has performed the following activism with CEP:

•

Offered constructive advice to the Board of CEP

•

Met with the independent directors

•

Attended the Annual Meeting in Houston, TX

•

Made a shareholder proposal to reinstate unit-holder cash distributions

We are hopeful that our efforts in this particular case have been well received by management and that value for CEP investors can ultimately be unlocked in the future.

We urge you to go to the Fund’s website www.investmentpartnersfunds.com and Investment Partners Asset Management’s website www.investmentpartners.com to follow our advocacy and activist efforts. We look forward to demonstrating how we redefine value investing in the months ahead.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

0285-NLD-2/21/2012

Investment Partners Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2011

The Fund's performance figures* for the year ended December 31, 2011, compared to its benchmarks:
		Cumulative	Annualized
	One Year	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	(10.19)%	(0.75)%	(0.38)%
Investment Partners Opportunities Fund - Class A with load	(15.37)%	(6.45)%	(3.35)%
S&P 500 Total Return Index ***	2.11%	15.25%	7.51%

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440.

** Inception date is January 15, 2010.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
Oil & Gas	14.1%
Closed-End Mutual Funds	12.5%
Internet	5.5%
Telecommunications	5.0%
Computers	3.6%
Real Estate	3.5%
Pharmaceuticals	3.3%
Banks	3.2%
Software	3.0%
Other	25.7%
Cash & Cash Equivalents	20.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
December 31, 2011
Shares				Value
	COMMON STOCK - 60.0%
	BANKS - 3.2%
9,500	Bank of New York Mellon Corp. +			$ 189,145
57,686	Sprott Resource Lending Corp.			80,183
				269,328
	BEVERAGES - 1.1%
50,760	SkyPeople Fruit Juice, Inc. *			94,414

	COMMERCIAL SERVICES - 1.4%
200,000	Hooper Holmes, Inc. *			120,000

	COMPUTERS - 3.6%
1,300	International Business Machines Corp. +			239,044
87,572	Rainmaker Systems, Inc. *			71,459
				310,503
	CONSUMER - 1.1%
7,000	Nutrisystem, Inc.			90,510

	ENERGY-ALTERNATE SOURCES - 3.3%
21,000	Capstone Infrastructure Corp.			78,960
16,500	Clean Energy Fuels Corp. * +			205,590
				284,550
	FOOD - 1.0%
4,500	Sara Lee Corp.			85,140

	FOREST PRODUCTS & PAPER - 2.5%
2,700	Domtar Corp.			215,892

	INTERNET - 5.5%
8,000	eBay, Inc. * +			242,640
14,005	Yahoo!, Inc. * +			225,901
				468,541
	MINING - 2.7%
4,000	Silver Wheaton Corp.			115,840
8,000	Yamana Gold, Inc. +			117,520
				233,360
	MISCELLANEOUS MANUFACTURING - 0.8%
100,600	Eastman Kodak Co. * ^			65,340

	OFFICE/BUSINESS EQUIPMENT - 3.0%
32,000	Xerox Corp.			254,720

	OIL & GAS - 14.1%
30,800	Advantage Oil & Gas Ltd. *			127,512
3,000	ConocoPhillips +			218,610
115,000	Constellation Energy Partners LLC *			225,400
10,000	Enerplus Corp.			253,200
1,000	Occidental Petroleum Corp. +			93,700
10,000	Pace Oil & Gas Ltd. *			42,000
22,500	Penn Virginia Corp.			119,025
10,825	PostRock Energy Corp. *			30,418
2,150	Provident Energy Ltd.			20,833
28,242	US Energy Corp. Wyoming *			82,184
				1,212,882

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	PHARMACEUTICALS - 3.3%
8,000	Bristol-Myers Squibb Co.			$ 281,920

	REAL ESTATE - 3.5%
6,750	Whiterock Real Estate Investment Trust - REIT *			87,618
5,316	Texas Pacific Land Trust			212,906
				300,524
	SEMICONDUCTORS - 1.9%
10,000	Micron Technology, Inc. * +			62,900
8,000	Omnivision Technologies, Inc. *			97,880
				160,780
	SOFTWARE - 3.0%
10,000	Microsoft Corp.			259,600

	TELECOMMUNICATIONS - 5.0%
16,000	Cisco Systems, Inc.			289,280
15,000	Sprint Nextel Corp. *			35,100
6,000	Telecom Argentina SA - ADR			107,280
				431,660

	TOTAL COMMON STOCK (Cost - $5,632,545)			5,139,664

	EXCHANGE TRADED FUNDS - 4.4%
	ASSET ALLOCATION FUND - 1.8%
6,000	WisdomTree Dreyfus Chinese Yuan Fund			151,140

	COMMODITY FUND - 2.6%
3,000	Global X Lithium ETF			42,990
3,000	PowerShares DB Agriculture Fund *			86,640
7,000	Sprott Physical Gold Trust *			96,600
				226,230

	TOTAL EXCHANGE TRADED FUNDS (Cost - $388,432)			377,370

	INVESTMENT COMPANIES - 12.5%
	CLOSED-END FUNDS - 12.5%
12,000	Aberdeen Global Income Fund, Inc.			166,320
20,875	Cohen & Steers Infrastructure Fund, Inc.			330,451
17,331	S&P Quality Rankings Global Equity Managed Trust			208,492
7,855	Swiss Helvetia Fund, Inc.			78,157
11,184	Tortoise MLP Fund, Inc.			288,212
	TOTAL INVESTMENT COMPANIES (Cost - $1,009,870)			1,071,632

Principal Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 2.5%
	MISCELLANEOUS MANUFACTURING - 0.8%
250,000	Eastman Kodak Co. ^	7.0000	4/1/2017	65,625

	OIL & GAS - 1.7%
151,000	Progress Energy Resources Corp.	5.7500	6/30/2016	151,490

	TOTAL BONDS & NOTES (Cost - $387,283)			217,115

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011

				Value

	TOTAL INVESTMENTS - 79.4% (Cost - $7,418,130) (a)			$ 6,805,781
	ASSETS LESS OTHER LIABILITIES - 20.6%			1,766,775
	NET ASSETS - 100.0%			$ 8,572,556

* Non-Income producing security.
+ All or part of these securities were held as collateral for written call options as of December 31, 2011.

 ^ Represents issuer in default on interest payments; non-interest producing security. On January 19, 2012 Eastman Kodak filed for bankruptcy protection, and previously accrued interest has been written off.

REIT - Real Estate Investment Trust
MLP - Master Limited Partnership
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes including written options is $7,469,509 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation		$ 405,135
		Unrealized depreciation		(1,083,598)
		Net unrealized depreciation		$ (678,463)

Contracts **				Value
	WRITTEN OPTIONS - (0.2) %
	CALL OPTIONS
40	Bank of New York Mellon Corp. @ 20 January 2012			$ 2,400
20	Clean Energy Fuels Corp. @ 12.50 January 2012			1,060
15	Clean Energy Fuels Corp. @ 14 January 2012			150
15	ConocoPhillips @ 70 January 2012			5,220
10	eBay, Inc. @ 31 January 2012			760
6	International Business Machines Corp. @185 January 2012			2,190
20	Micron Technology, Inc. @ 6 January 2012			1,000
5	Occidental Petroleum Corp. @ 100 January 2012			355
20	Yahoo, Inc. @ 16 January 2012			1,520
20	Yamana Gold, Inc. @ 17.50 January 2012			80
	TOTAL WRITTEN OPTIONS (Proceeds $19,178) (a)			$ 14,735

**	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS
Investment securities:
At cost	$ 7,418,130
At value	$ 6,805,781
Cash	1,768,750
Foreign currency (cost $2,496)	2,526
Dividends and interest receivable	33,719
Prepaid expenses	11,274
TOTAL ASSETS	8,622,050

LIABILITIES
Payable for investments purchased	2,555
Option contracts written (proceeds $19,178)	14,735
Fund shares repurchased	15
Investment advisory fees payable	3,132
Distribution (12b-1) fees payable	2,562
Fees payable to other affiliates	6,726
Accrued expenses and other liabilities	19,769
TOTAL LIABILITIES	49,494
NET ASSETS	$ 8,572,556

Net Assets Consist Of:
Paid in capital	9,236,947
Accumulated net investment loss	(7,415)
Accumulated net realized loss from investments, options written
and foreign currency transactions	(49,108)
Net unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	(607,868)

NET ASSETS	$ 8,572,556

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	923,034
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 9.29
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 9.86

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (Net of $6,185 foreign taxes withheld)	$ 152,559
Interest	20,762
TOTAL INVESTMENT INCOME	173,321

EXPENSES
Investment advisory fees	141,581
Administrative services fees	37,184
Distribution (12b-1) fees	33,036
Accounting services fees	27,066
Professional fees	23,621
Transfer agent fees	26,630
Registration fees	16,540
Compliance officer fees	13,984
Printing and postage expenses	6,019
Custodian fees	5,998
Trustees' fees and expenses	4,036
Non 12b-1 shareholder services fees	3,699
Insurance expense	236
Other expenses	3,503
TOTAL EXPENSES	343,133
Fees waived by the Advisor	(83,850)
NET EXPENSES	259,283

NET INVESTMENT LOSS	(85,962)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments transactions	237,430
Options written	68,180
Foreign currency transactions	(219)
Net realized gain from investments, options written and foreign currency transactions	305,391

Distributions of realized gains from underlying investment companies	17,039

Net change in unrealized appreciation (depreciation) from:
Investments transactions	(1,237,500)
Options written	4,443
Foreign currency translations	(21)
Net change in unrealized depreciation from investments, options written
and foreign currency translations	(1,233,078)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(910,648)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (996,610)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	For the Period Ended
	December 31, 2011	December 31, 2010 (a)
OPERATIONS
Net investment loss	$ (85,962)	$ (110,600)
Net realized gain from investment transactions, options
written and foreign currency transactions	305,391	377,808
Distributions of realized gains from underlying
investment companies	17,039	2,428
Net change in unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	(1,233,078)	625,210
Net Increase (Decrease) in Net Assets Resulting From Operations	(996,610)	894,846

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(347,022)	(240,605)
Net decrease in net assets from distributions to shareholders	(347,022)	(240,605)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	179,640	8,973,320
Net asset value of shares issued in
reinvestment of distributions to shareholders	345,010	239,440
Payments for shares redeemed	(404,960)	(70,503)
Net increase in net assets from shares of beneficial interest	119,690	9,142,257

INCREASE (DECREASE) IN NET ASSETS	(1,223,942)	9,796,498

NET ASSETS
Beginning of Period	9,796,498	-
End of Period*	$ 8,572,556	$ 9,796,498
* Includes accumulated net investment loss of:	$ (7,415)	$ (10,467)

SHARE ACTIVITY
Class A Shares:
Shares Sold	17,772	893,213
Shares Reinvested	37,098	22,212
Shares Redeemed	(40,254)	(7,007)
Net increase in shares of beneficial interest outstanding	14,616	908,418

(a) Investment Partners Opportunities Fund commenced operations on January 15, 2010.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Year Ended	Period Ended
		December 31, 2011	December 31, 2010 (1)

Net Asset Value, Beginning of Period		$ 10.78	$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.10)	(0.14)
	Net realized and unrealized
	gain (loss) on investments	(1.00)	1.19
Total from investment operations		(1.10)	1.05

Less distributions from:
	Net realized gains	(0.39)	(0.27)
Total from distributions		(0.39)	(0.27)

Net Asset Value, End of Period		$ 9.29	$ 10.78

Total return (3)		(10.19)%	10.52%	(4)

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 8,573	$ 9,796
	Ratio of gross expenses to average net assets (5)	3.64%	4.09%	(6)
	Ratio of net expenses to average net assets (5)	2.75%	2.75%	(6)
	Ratio of net investment loss to average net assets (5,7)	(0.91)%	(1.39)%	(6)
	Portfolio Turnover Rate	146%	124%	(4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Total return shown assumes reinvestment of distributions.
(4)	Not annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses
	of the underlying investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value in accordance with the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,139,664	$ -	$ -	$ 5,139,664
Exchange Traded Funds	377,370	-	-	377,370
Investment Companies	1,071,632	-	-	1,071,632
Bonds & Notes	-	217,115	-	217,115
Total Assets	$ 6,588,666	$ 217,115	$ -	$ 6,805,781
Liabilities
Options	$ 750	-	-	$ 750
Liabilities - Derivatives *
Call Options Written	$ (14,735)	$ -	$ -	$ (14,735)
Total Liabilities	$ (14,735)	$ -	$ -	$ (14,735)

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2010 or expected to be taken for the Fund’s 2011 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $11,590,182 and $9,610,531, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal coarse of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2011, the Fund had net gains of $68,180, which is included in net realized gain from options written in the Statement of Operations, and serves as an indicator of the volume of derivative activity for the Fund through December 31, 2011.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the year ended December 31, 2011, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of year	-	$ -
Options written	1,322	163,571
Options exercised	(532)	(76,213)
Options expired	(619)	(68,180)
Options outstanding, end of year	171	$ 19,178

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the year ended December 31, 2011 the Advisor waived fees of $83,850.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund Operating Expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $107,271 expiring in December 31, 2013 and $83,850 expiring in December 31, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended December 31, 2011, pursuant to the Plan, Class A shares paid $33,036.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2011, the Distributor received $250 in underwriting commissions for sales of Class A shares, of which $40 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2011, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing Investments, LLC and T.R. Winston & Company received $29,835 in trade commissions.

Effective July 1, 2011, with the approval of the Board, each Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 162,038	$ 240,605
Long-Term Capital Gain	184,984	-
	$ 347,022	$ 240,605

The difference between the book basis and tax basis character of distributions for the period ended December 31, 2011 and December 31, 2010 is primarily attributable to the treatment of short-term capital gains distributions to ordinary income distributions for tax purposes.

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other Losses	(Depreciation)	Earnings/(Deficits)
$ 5,541	$ 8,585	$ -	$ (92)	$ (678,425)	$ (664,391)

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.  The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships, passive foreign investment companies, real estate investment trusts and Canadian income trusts.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such foreign currency losses of $92.

Permanent book and tax differences, primarily attributable to net operating losses, tax treatment of foreign currency losses, and adjustments for partnerships, passive foreign investment companies, real estate investment trusts, grantor trusts and Canadian income trusts, resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in accumulated net investment losses of $89,014 and a decrease in accumulated net realized gain from investments of $89,014.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Investment Partners Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Investment Partners Opportunities Fund, a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period January 15, 2010 (commencement of operations) through December 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Partners Opportunities Fund as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period January 15, 2010 through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 29, 2012

Investment Partners Opportunities Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2011

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2011	12/31/2011	7/1/2011 – 12/31/11*
Actual	$1,000.00	$ 898.90	$13.16
Hypothetical (5% return before expenses)	$1,000.00	$1,011.34	$13.94

*    Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Investment Partners Opportunities Fund

RENEWAL OF ADVISORY AGREEMENT (Unaudited)

December 31, 2011

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM” or the “Adviser”) and the Trust, on behalf the Investment Partners Opportunities Fund (the “Fund”). In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; (d) investment management staffing; and (e) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of IPAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed IPAM’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of IPAM’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and the renewal of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders.

Investment Partners Opportunities Fund

Trustees and Officers (Unaudited)

December 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

Investment Partners Opportunities Fund

Trustees and Officers (Unaudited) (Continued)

December 31, 2011

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

*     The term of office for each Trustee and officer listed above will continue indefinitely.

**   The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High St, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $13,500

2011 - $13,500

(b)

Audit-Related Fees

2010 -  None

2011 -  None

(c)

Tax Fees

2010 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,000

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  03/09/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     03/09/2012

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

03/09/2012